Exhibit 99.2

CONTRIBUTION AGREEMENT

CONTRIBUTION AGREEMENT (this “Agreement”), dated as of September 11, 2015, by and among THE MADISON SQUARE GARDEN COMPANY, a Delaware corporation (“MSG Networks”) (to be renamed MSG Networks Inc. after the Effective Time), MSG HOLDINGS L.P., a Delaware limited partnership and an indirect wholly-owned subsidiary of MSG Networks (“MSG Holdings”), and MSG Spinco, Inc., a Delaware corporation (“Spinco”) (to be renamed The Madison Square Garden Company after the Effective Time).

RECITALS

WHEREAS, MSG Networks and Spinco are parties to a Distribution Agreement, dated as of September 11, 2015 (the “Distribution Agreement”);

WHEREAS, MSG Networks intends to distribute to its stockholders all of the common stock of Spinco (the “Distribution”);

WHEREAS, pursuant to the Distribution Agreement, the parties wish to cause the transactions described on Annex I (the “Reorganization Transactions”) to be completed including, without limitation, the assignment by MSG Holdings to Spinco or its subsidiaries of all of the issued and outstanding common stock, partnership interests and membership interests of the entities and assets and liabilities as reflected in the Reorganization Transactions (such assignments are referred to herein as the “Assignments”);

WHEREAS, in consideration of the Assignments, Spinco wishes to issue to MSG Holdings, and MSG Holdings wishes to receive, 900 shares of newly issued Common Stock, par value $.01 per share, of Spinco (the “Spinco Stock”);

WHEREAS, the parties hereto intend for Spinco to own, immediately following the Distribution, the businesses and assets described in Spinco’s registration statement on Form 10 (the “Form 10”) filed with the Securities and Exchange Commission as being owned, directly or indirectly, by Spinco (the “Spinco Assets”); and

WHEREAS, the parties hereto intend for Spinco to assume and be responsible for, directly or indirectly, the liabilities described in the Form 10 as being liabilities, directly or indirectly, of Spinco (the “Spinco Liabilities”); and

WHEREAS, in order to complete the Reorganization Transactions and the Distribution, the parties desire to enter into this Agreement; and

WHEREAS, terms used but not defined herein have the meanings assigned thereto in the Distribution Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by this Agreement, the parties agree as follows:

1. Assignments. Subject to the terms of the Distribution Agreement, MSG Networks and MSG Holdings each hereby agrees to transfer and assign to Spinco, or to cause its applicable subsidiaries or affiliates to transfer and assign to Spinco, or its applicable subsidiaries or affiliates, all of the Spinco Assets, and Spinco agrees to assume, or to cause its applicable subsidiaries or affiliates to assume, the Spinco Liabilities. These transfers, assignments and assumptions are effective at or prior to the Effective Time. In furtherance of the foregoing, MSG Networks and Spinco shall take all actions necessary to cause the completion of the Reorganization Transactions to which it or any of its subsidiaries is a party. In furtherance thereof, effective as of the date of this Agreement, MSG Holdings shall make the Assignments to the subsidiaries of Spinco, and such subsidiaries of Spinco shall accept such Assignments from MSG Holdings.

2. Stock Issuance. Spinco hereby agrees to issue to MSG Holdings, effective as of the date of this Agreement, the Spinco Stock, by delivery of stock certificates therefor, pursuant to the Assignment Agreement and Stock Power, dated the date of this Agreement, between MSG Holdings and Spinco. MSG Networks and MSG Holdings acknowledge and agree that each of these stock certificates shall bear the legends contemplated by Annex II hereto.

3. Disclosure. Except as expressly provided in the Distribution Agreement or in any Ancillary Agreement, (i) none of the parties is making any representation to any other party in connection with the Reorganization Transactions, the Assignments or the Spinco Stock issuance, and (ii) Spinco is not directly assuming any liabilities under the Reorganization Transactions or the Assignments.

4. Further Assurances. Each party hereto agrees to take such further actions as may be reasonably necessary to effect the transactions contemplated by this Agreement. Without limiting the foregoing sentence, the parties will take any such steps as are necessary to complete the transfer to Spinco, or its applicable subsidiaries or affiliates, of the Spinco Assets and the assumption by Spinco, or its applicable subsidiaries or affiliates, of the Spinco Liabilities.

5. Complete Agreement; Construction. This Agreement, including the Annexes hereto shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Annex, the Annex shall prevail.

6. Ancillary Agreements. This Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Distribution Agreement or the Ancillary Agreements. Without limiting the foregoing sentence, the provisions of Sections 2.13 and 2.14 of the Distribution Agreement shall apply to the Reorganization Transaction and the Assignments.

7. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

8. Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the parties contained in this Agreement shall survive the Distribution Date.

9. Notices. All notices and other communications hereunder shall be in writing, shall reference this Agreement and shall be hand delivered or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

To MSG Networks and MSG Holdings:

The Madison Square Garden Company (or, after the applicable name change,

MSG Networks Inc.)

11 Penn Plaza

New York, New York 10001

Attention: President

with a copy to:

MSG Spinco, Inc. (or, after the applicable name change, The Madison Square

Garden Company)

Two Penn Plaza

New York, New York 10121

Attention: General Counsel

To Spinco:

MSG Spinco, Inc. (or, after the applicable name change, The Madison Square

Garden Company)

Two Penn Plaza

New York, New York 10121

Attention: General Counsel

10. Waivers. The failure of any party to require strict performance by any other party of any provision in this Agreement will not waive or diminish that party’s right to demand strict performance thereafter of that or any other provision hereof.

11. Amendments. Subject to the terms of Section 14 hereof, this Agreement may not be modified or amended except by an agreement in writing signed by each of the parties.

12. Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party without the prior written consent of the other party, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void; provided that either party may assign this Agreement to a purchaser of all or substantially all of the properties and assets of such party (whether by sale, merger or otherwise) so long as such purchaser expressly assumes, in a written instrument in form reasonably satisfactory to the non-assigning party, the due and punctual performance or observance of every agreement and covenant of this Agreement on the part of the assigning party to be performed or observed.

13. Successors and Assigns. The provisions to this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

14. Termination. This Agreement may be terminated at any time prior to the Distribution by and in the sole discretion of MSG Networks without the approval of Spinco or MSG Holdings or the stockholders of MSG Networks. In the event of such termination, no party shall have any liability of any kind to any other party or any other Person. After the Distribution, this Agreement may not be terminated except by an agreement in writing signed by the parties.

15. Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties and should not be deemed to confer upon any other Person any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

16. Title and Headings. Titles and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

17. Annexes. The Annexes shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

19. Waiver of Jury Trial. The parties hereby irrevocably waive any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement.

20. Specific Performance. From and after the Distribution, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the parties agree that the party to this Agreement who is or is to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that, from and after the Distribution, the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any loss, that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

21. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of illegal or unenforceable provisions.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE MADISON SQUARE GARDEN COMPANY (To be renamed MSG Networks Inc.)

/s/ James L. Dolan
Name:	James L. Dolan
Title:	Executive Chairman

MSG HOLDINGS L.P.

/s/ Donna Coleman
Name:	Donna Coleman
Title:	Interim Chief Financial Officer

MSG SPINCO, INC. (To be renamed The Madison Square Garden Company)

/s/ David O’Connor
Name:	David O’Connor
Title:	President and Chief Executive Officer

Annex I

Reorganization Transactions

1.	Transfer MSG Holdings’ interest in MSG BBLV, LLC to MSG Ventures Holdings, LLC.

2.	Transfer MSG Holdings’ interest in Entertainment Ventures, LLC to MSG Ventures Holdings, LLC.

3.	Transfer MSG Holdings’ interest in MSG TE, LLC to MSG Ventures Holdings, LLC.

4.	Transfer MSG Holdings’ interest in MSG Theatrical Ventures, LLC to MSG Ventures Holdings, LLC.

5.	Transfer MSG Holdings’ interest in MSG Chicago, LLC to MSG National Properties (f/k/a MSG Beacon, LLC).

6.	Transfer MSG Holdings’ interest in Radio City Productions LLC to MSG National Properties (f/k/a MSG Beacon, LLC).

7.	Transfer MSG Holdings’ interest in MSG Beacon, LLC (f/k/a MSG National Properties LLC) to MSG National Properties (f/k/a MSG Beacon, LLC).

8.	Transfer MSG Holdings’ interest in MSG Ventures Holdings, LLC to MSG Entertainment Holdings, LLC.

9.	Transfer MSG Holdings’ interest in MSG Winter Productions, LLC to MSG Entertainment Holdings, LLC.

10.	Transfer MSG Holdings’ interest in Fuse Media, Inc. and Fuse Media, LLC to MSG Ventures, LLC.

11.	Transfer MSG Holdings’ interest in MSG Holdings Music, LLC to MSG Sports & Entertainment, LLC.

12.	Transfer the assets of the New York Knicks from MSG Holdings, L.P. to New York Knicks, LLC.

13.	Transfer MSG Holdings’ interest in Westchester Knicks, LLC to Knicks Holdings, LLC.

14.	Transfer the assets of the New York Rangers from MSG Holdings, L.P. to New York Rangers, LLC.

15.	Transfer the assets of the Hartford Wolfpack from MSG Holdings, L.P. to Hartford Wolfpack, LLC.

16.	Transfer MSG Holdings’ interest in New York Rangers Enterprises Company to Rangers Holdings, LLC.

17.	Transfer the assets of the New York Liberty from MSG Holdings, L.P. to New York Liberty, LLC.

18.	Transfer MSG Holdings’ interest in MSG Training Center, LLC to MSG Sports, LLC.

19.	Transfer MSG Holdings’ interest in MSG Flight Operations, L.L.C. to MSG Sports, LLC.

20.	Transfer the fee simple interest in the Madison Square Garden Arena from MSG Holdings to MSG Arena, LLC.

21.	Transfer MSG Holdings’ interest in MSG Eden Realty, LLC to MSG Sports & Entertainment, LLC.

22.	Transfer MSG Holdings’ interest in MSG Interactive, LLC to MSG Sports & Entertainment, LLC.

23.	Transfer MSG Holdings’ interest in MSG Aviation LLC to MSG Sports & Entertainment, LLC.

24.	Transfer MSG Holdings’ interest in MSG Aircraft Leasing, L.L.C. to MSG Sports & Entertainment, LLC.

25.	Transfer MSG Holdings’ interest in Garden of Dreams Foundation to MSG Sports & Entertainment, LLC.

Annex II

Stock Certificate Legends

“The shares represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) or any state securities or Blue Sky laws and may not be sold, transferred, pledged or otherwise disposed of without registration under the Act or such state laws or unless such sale, transfer, pledge or other disposition is exempt from registration thereunder.”1

“If at any time The Madison Square Garden Company2 owns, directly or indirectly, an interest in a professional sports franchise, the ownership and transfer of the shares represented by this certificate will be subject to any applicable restrictions on transfer imposed by the league or other governing body with respect to such franchise (a “League”) and to the provisions of Section A.X. of Article Fourth of the amended and restated certificate of incorporation of The Madison Square Garden Company, a copy of which, and a summary of any applicable League restrictions, are on file with the Secretary of The Madison Square Garden Company and will be furnished without charge to the holder of such shares upon written request.”

“The shares represented by this certificate are held subject to the terms of a certain Registration Rights Agreement, dated September     , 2015, by and among The Madison Square Garden Company and the Dolan Children Trusts, as amended from time to time, a copy of which is on file with the Secretary of The Madison Square Garden Company, and such shares may not be sold, transferred or otherwise disposed of, directly or indirectly, except in accordance with the terms of such Registration Rights Agreement.”3

“The shares represented by this certificate are held subject to the terms of a certain Standstill Agreement, dated September     , 2015, by and among The Madison Square Garden Company and the Dolan Family Group, as amended from time to time, a copy of which is on file with the Secretary of The Madison Square Garden Company, and such shares may not be sold, transferred or otherwise disposed of, directly or indirectly, except in accordance with the terms of such Standstill Agreement.”4

“The voting and transfer of the shares represented by this certificate are restricted by, and subject to the terms and conditions of, the Class B Stockholders’ Agreement, dated September     , 2015, as it may be amended, a copy of which is on file with the Secretary of The Madison Square Garden Company and will be furnished without charge to the holder of such shares upon written request.”5

[1]	This legend shall be removed from certificates representing Class A Common Stock, other than shares owned by certain members of the Dolan family and certain related family entities who will file a Schedule 13D with the SEC as a “group” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, prior to the distribution of those shares by MSG Networks.
[2]	This is the name of the issuer from and after the date of the Distribution.
[3]	Prior to the distribution of Class B Common Stock, $.01 par value, by MSG Networks, this legend will be placed on the certificates to be registered in the names of the Charles F. Dolan Children Trusts.
[4]	Prior to the distribution of Class B Common Stock, $.01 par value, by MSG Networks, this legend will be placed on all certificates representing Class B Common Stock covered by the Standstill Agreement and that are issued prior to the first anniversary of the date of the Distribution.
[5]	Prior to the distribution of Class B Common Stock, $.01 par value, by MSG Networks, this legend will be placed on all certificates representing Class B Common Stock.